As filed with the Securities and Exchange Commission on May 2, 2012

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pacific Coast Oil Trust	Pacific Coast Energy Company LP
(Exact Name of co-registrant as specified in its charter)	(Exact Name of co-registrant as specified in its charter)
Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)
1311	1311
(Primary Standard Industrial Classification Code Number)	(Primary Standard Industrial Classification Code Number)
80-6216242	20-1241171
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)
919 Congress Avenue, Suite 500 Austin, Texas 78701 (512) 236-6599	515 South Flower Street, Suite 4800 Los Angeles, California 90071 (213) 225-5900 Attention: Gregory C. Brown
(Address, including zip code, and telephone number, including area code, of co-registrant’s Principal Executive Offices)	(Address, including zip code, and telephone number, including area code, of co-registrant’s Principal Executive Offices)

The Bank of New York Mellon Trust

Company, N.A., Trustee

919 Congress Avenue, Suite 500

Austin, Texas 78701

(512) 236-6599

Attention: Michael J. Ulrich

(Name, address, including zip code, and

telephone number,

including area code, of agent for service)

Gregory C. Brown 515 South Flower Street, Suite 4800 Los Angeles, California 90071 (213) 225-5900 (Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Sean T. Wheeler Steven B. Stokdyk Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 (713) 546-5400	Gerald M. Spedale Baker Botts L.L.P. 910 Louisiana, Suite 3200 Houston, Texas 77002 (713) 229-1234

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒ Registration No. 333-178928

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities To Be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Common Unit(2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(3)
Units of Beneficial Interest in Pacific Coast Oil Trust	21,275,000	$20.00	$425,500,000	$48,762.30

(1)	Includes trust units issuable upon exercise of the underwriters’ option to purchase additional trust units.
(2)	Based upon the public offering price.
(3)	The co-registrants have previously paid $39,537 in connection with their Registration Statement on Form S-1 (File No. 333-178928) filed on January 6, 2012 and $8,895.83 in connection with the filing of Amendment No. 5 to such Registration Statement on April 19, 2012.

The Registration Statement shall become effective upon filing with the Securities and Exchange Commission in accordance with Rule 462(b) under the Securities Act of 1933, as amended.

Explanatory Note

This registration statement is being filed with respect to the registration of additional units of beneficial interest in Pacific Coast Oil Trust, a Delaware statutory trust (the “Trust”), pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Registration No. 333-178928), initially filed by the Trust and Pacific Coast Energy Company LP, a Delaware limited partnership, with the Securities and Exchange Commission on January 6, 2012, as amended by Amendment No. 1 thereto filed on February 10, 2012, Amendment No. 2 thereto filed on February 17, 2012, Amendment No. 3 thereto filed on March 16, 2012, Amendment No. 4 thereto filed on April 6, 2011, Amendment No. 5 thereto filed on April 20, 2012 and Amendment No. 6 thereto filed on April 26, 2011, and which was declared effective on May 2, 2012, including the exhibits thereto, are incorporated herein by reference.

The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

Item 16.	Exhibits and Financial Statement Schedules.

(a) Exhibits.

All exhibits previously filed or incorporated by reference in the co-registrants’ Registration Statement on Form S-1, as amended (File No. 333-178928), are incorporated by reference into, and shall be deemed to be a part of this filing, except for the following, which are filed herewith:

Exhibit Number		Description
5.1	—	Opinion of Richards, Layton & Finger P.A. as to the validity of the trust units.

5.2	—	Opinion of Latham & Watkins LLP.

8.1	—	Opinion of Latham & Watkins LLP relating to tax matters.

23.1	—	Consent of PricewaterhouseCoopers LLP.

23.2	—	Consent of PricewaterhouseCoopers LLP.

23.3	—	Consent of Richards, Layton & Finger P.A. (contained in Exhibit 5.1).

23.4	—	Consent of Latham & Watkins LLP (contained in Exhibit 8.1).

23.5	—	Consent of Netherland, Sewell & Associates, Inc.

24.1	—	Powers of Attorney (included on the signature page to the Registration Statement on Form S-1 (File No. 333-178928) initially filed with the Securities and Exchange Commission on January 6, 2012 and incorporated by reference herein).

(b) Financial Statement Schedules.

No financial statement schedules are required to be included herewith or they have been omitted because the information required to be set forth therein is not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on May 2, 2012.

Pacific Coast Energy Company LP

By: PCEC (GP) LLC, its general partner

By:	/s/ Randall H. Breitenbach
Randall H. Breitenbach
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ Randall H. Breitenbach Randall H. Breitenbach	Chief Executive Officer of PCEC (GP) LLC and Board Representative (Principal Executive Officer)	May 2, 2012

* Halbert S. Washburn	President of PCEC (GP) LLC and Board Representative (Principal Executive Officer)	May 2, 2012

* James G. Jackson	Chief Financial Officer of PCEC (GP) LLC and Board Representative (Principal Financial Officer)	May 2, 2012

* Lawrence C. Smith	Controller of PCEC (GP) LLC (Principal Accounting Officer)	May 2, 2012

* Howard Hoffen	Board Representative	May 2, 2012

* Gregory D. Myers	Board Representative	May 2, 2012

* V. Frank Pottow	Board Representative	May 2, 2012

*By:	/s/ Randall H. Breitenbach
Randall H. Breitenbach
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on May 2, 2012.

Pacific Coast Oil Trust

By: Pacific Coast Energy Company LP

By: PCEC (GP) LLC, its general partner

By:	/s/ Randall H. Breitenbach
Randall H. Breitenbach
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number		Description
5.1	—	Opinion of Richards, Layton & Finger P.A. as to the validity of the trust units.

5.2	—	Opinion of Latham & Watkins LLP.

8.1	—	Opinion of Latham & Watkins LLP relating to tax matters.

23.1	—	Consent of PricewaterhouseCoopers LLP.

23.2	—	Consent of PricewaterhouseCoopers LLP.

23.3	—	Consent of Richards, Layton & Finger P.A. (contained in Exhibit 5.1).

23.4	—	Consent of Latham & Watkins LLP (contained in Exhibit 8.1).

23.5	—	Consent of Netherland, Sewell & Associates, Inc.

24.1	—	Powers of Attorney (included on the signature page to the Registration Statement on Form S-1 (File No. 333-178928) initially filed with the Securities and Exchange Commission on January 6, 2012 and incorporated by reference herein).